SUPPLEMENT DATED JULY 23, 2026
                     TO THE VARIABLE ANNUITY PROSPECTUSES
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                  AMGERICAN GENERAL LIFE INSURANCE COMPANY

                            SEPARATE ACCOUNT D
                       WM Advantage Variable Annuity
                 WM Strategic Asset Manager Variable Annuity
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You should read this information carefully and retain this supplement for future reference together with the prospectus for your policy.

Effective as of June 15, 2026, the sub-advisors to the LargeCap Growth Account I Fund have been updated.

The sub-advisors to the LargeCap Growth Account I are now as follows:

* Fred Alger Management, LLC
* Los Angeles Capital Management LLC
* T. Rowe Price Associates, Inc.
* Westfield Capital Management Company, L.P.

Should you have any questions, you may contact our Annuity Service Center at
(800) 277-0914.